Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2025	Mar. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
Gross amount of recognized financial asset	$ 30	$ 12
Amount set off	(7)	(2)
Net amount presented in balance sheet	23	10
Gross amount of recognized financial liability	(14)	(6)
Amount set off	7	2
Net amount presented in balance sheet	$ (7)	$ (4)